Webster Parish Recording Page

Holli Vining
Clerk of Court
410 Main Street
P. O. Box 370
Minden, LA 71058
(318) 371-0366

Received From :
PERKINGS OIL & GAS INC

First VENDOR

PERKINS OIL & GAS INC

First VENDEE

INDIAN WELLS INVESTMENTS OF LA LLC

Index Type : CONVEYANCES

File Number : 552471

Type of Document : ASSIGNMENT

Book : 1187 **Page :** 549

Recording Pages : 6

Recorded Information

I hereby certify that the attached document was filed for registry and recorded in the Clerk of Court's office for Webster Parish, Louisiana

Holli Vining
Clerk of Court

On (Recorded Date) : 05/05/2015

At (Recorded Time) : 1:13:01PM

Doc ID - 003887070006

CLERK OF COURT
HOLLI VINING
Parish of Webster
I certify that this is a true copy of the attached document that was filed for registry and Recorded 05/05/2015 at 1:13:01
Recorded in Book 1187 Page 549
File Number 552471

Kimberly Morgan
Deputy Clerk

Return To :
PERKINGS OIL & GAS INC

Do not Detach this Recording Page from Original Document

STATE OF LOUISIANA
PARISH OF WEBSTER

Know all men by these presents, that:

Assignment

This Assignment of Oil and Gas Lease ("Assignment") is made by:

Perkins Oil & Gas, Inc., a Nevada Company, its mailing address is P.O. Box 21, Bonita California, 91908, herein represented by Howard H. Hendricks, duly authorized, hereinafter referred to as ("Assignor"), (whether one or more)

Declared that they do by these present, sell, assign, transfer, convey and deliver unto;

Indian Wells Investments of LA, LLC. A Louisiana Limited Liability Corporation, its mailing address is P O Box 458, Oil City La 71061, hereinafter referred to as ("Assignee").

WHEREAS; Assignor is the present owner and holder of a twenty- five percent (25%) working interest of a seventy- five (75%) net revenue interest in and to those certain lease as more fully described in **Exhibit "A"** attached hereto and made a part hereof (the "Lease"), together with any interest in wells, equipment, rods, tubing, electrical lines, pumps, gun barrels, tank batteries, flow lines, salt water disposal wells and any and all other equipment not specifically mentioned herein used, (collectively, the "Assigned Interests").

TO HAVE AND TO HOLD the Assigned Interests unto Assignee and its successors and assigns forever, together with all rights and privileges appurtenant thereto. Assignor specially warrants title to the Assigned Interests as to all claims by, through and under it but not otherwise.

Assignment and the Assigned Interests conveyed herein are subject to the following:

1. All the terms and the express and implied covenants, obligations and conditions of the Lease, including, but not by way of limitation, the proper plugging of any well bores, proper disposal with any wastes or transfer or assumption of any applicable permits, bonds, approvals and licenses, which terms, covenants, obligations and conditions the Assignee hereby assumes and agrees to perform with respect to the Assigned Interests;

2. The terms and provisions of any existing contracts, agreements and assignments are made a part hereof for all purposes, and Assignee, to the extent of the Assigned Interests agrees to be bound by and assumes all of its respective obligations under and pursuant to each of the Contracts, including, without limitation, a proportionate share of the overriding royalty interests provided for in the Contracts to the extent same apply to the Assigned Interests;

3. To the extent not described, all assignments, conveyances, liens or agreements of record in the offices of the State Mineral Board of the State of Louisiana or in the public records of Webster Parish, Louisiana.

This sale is made for and in consideration of the sum of TEN AND NO/100 ($ 10.00) DOLLARS, and other good and valuable considerations, the receipt and adequacy of which is hereby acknowledged.

Assignees accept the said lease, in an **AS IS WHERE IS** condition. Assignor does not warranty of title to said lease, even to unjust enrichment, and with full complete transfer and subrogation of all rights and actions it has of warranty against all former proprietors of said lease described on **Exhibit "A"**. These lease are made subject to all rights-of-way or easements.

By the execution of this assignment it is further agreed, Assignee assumes all responsibility for and does hold Assignor harmless from any necessary environmental remediation, including the plugging and abandonment of all wells located on said lease **Exhibit "A"** attached hereto.

From and after the Effective Date (as defined hereafter), all operations conducted by Assignee with respect to the Lease shall be conducted in accordance with the terms and conditions of the Lease and in compliance with all applicable orders, laws, ordinances, rules and regulations of federal, state and other governmental agencies having jurisdiction over the lands covered by the Lease.

Assignor and Assignee agree to execute such other documents as may be reasonably necessary in order that this Assignment, or such governmental transfer form as may have been executed by the parties in connection herewith, can be approved by the appropriate governmental authority having jurisdiction.

and to execute such governmental forms as may be required of Assignee by such governmental authority to designate Indian Wells Investments of LA, LLC, as the current operator of the Lease.

This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

This Assignment is made subject to the approval of the State Mineral Board of the State of Louisiana.

This lease is effective as of __________________, 2015.

[SIGNATURE PAGE TO FOLLOW]

It is acknowledged that said Notary Public has not examined title and cannot be held responsible for any defects one might reveal by said examination of conveyances and mortgages of record. All information used herein was provided to said Notary Public by said parties.

IN WITNESS WHEREOF, this instrument is signed on this the 18 day of April, 2015 in the presence of the undersigned witnesses and me, Notary Public, after reading of the whole.

WITNESSES: **Perkins Oil & Gas, Inc.**

by: Howard H. Hendricks

PLEASE SEE ATTACHED
CALIFORNIA ACKNOWLEDGMENT

NOTARY PUBLIC

IN WITNESS WHEREOF, this instrument is signed on this the 18 day of April, 2015 in the presence of the undersigned witnesses and me, Notary Public, after reading of the whole.

California All-Purpose Acknowledgement

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document, to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California
County of San Diego

On 18 APRIL 2015 **before me,** **Penny Morris, Notary Public**

Personally appeared Howard Haynes Hendricks

Who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity~~(ies)~~, & that by his/~~her/their~~ signature~~(s)~~ on the instrument the person(s)~~, or~~ the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true & correct.

WITNESS my hand & official seal

PENNY MORRIS
Commission # 1954626
Notary Public - California
San Diego County
My Comm. Expires Oct 1, 2015

Penny Morris

Signature of Notary Public

(Seal)

ADDITIONAL OPTIONAL INFORMATION

Description of Attached Document:
Title or Type of Document: ______

Document Date: ______ **Number of Pages** ______

Created by Mail & Parcels Plus ©

WITNESSES: **Indian Wells Investments of LA, LLC**

Alexis Sarkozi

By:

Pres of IWIC

NOTARY PUBLIC

Christi Scarbrough Hall
Notary Public ID# 37872
Caddo Parish, Louisiana
My Commission is for Life

Exhibit A

Perkins:

Beginning at the point where the North line of the Porterville- Sikes Ferry Rd. intersects the West line of the West Half of the Southeast Quarter of the Northwest Quarter (W/2 of SE/4 of NE/4), Section 36, Township 23 North, Range 11 West, Thence run in an Easterly direction along the North line of said road 190 feet. Thence, run North 380 feet; Thence, run West 285 feet to the West line of said W/2 of SE/4, thence run South 345 feet to the point of beginning, Webster Parish, Louisiana, comprising 3.0 acres, more or less, in the aggregate.

Perkins No. 001, Serial No. 192865